SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        December 18, 2002
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                           MainStreet BankShares, Inc.
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             (Exact name of registrant as specified in its charter)






          Virginia                   333-86993                   54-1956616
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       (State or other              (Commission               (I.R.S. Employer
        Jurisdiction                File Number)             Identification No.)
      of incorporation)






          Suite 12, Patrick Henry Mall,
  730 East Church Street, Martinsville, Virginia                     24112
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     (Address of principal executive offices)                      (Zip Code)





Registrant's telephone number, including area code         (276) 632-8054
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         (Former name or former address, if changed since last report.)

Item 5.  Other Events

MainStreet BankShares, Inc., at a regularly scheduled board meeting on December 18, 2002, approved the nominations of Danny Perdue, Joel Shephard, and Michael Turner to serve as directors of MainStreet BankShares, Inc. MainStreet BankShares, Inc. is the holding company for Smith River Community Bank, N.A. and Franklin Community Bank, N.A. Danny Perdue, Joel Shephard, and Michael Turner are also directors of Franklin Community Bank, N.A. They are all very active in the community in the trade area of Franklin Community Bank, N.A. Mr. Perdue is currently the owner of the Franklin Panda, 604, and Redwood Minute Markets, along with the Redwood Fuel Oil and Propane business, all located in Franklin County. Mr. Shephard is the Owner and Manager of Virginia Home Furnishings, Inc., Blue Ridge Antique Center, Inc., and 220 Self Storage, Inc. Prior to developing his current businesses, Mr. Shephard served from 1986 to 1993 as a Vice President and Portfolio Manager in the Funds Management Division of Dominion BankShares, Inc. (acquired by First Union). Mr. Turner has served as the Owner and President of Turner's Building, Inc. from 1976 to present.

Smith River Community Bank, N.A. has three branch locations in Martinsville, VA, Bassett, VA and Stuart, VA. Franklin Community Bank, N.A. opened for operation on September 16, 2002 in Rocky Mount, VA. Both banks were organized as nationally chartered commercial banks and members of the Federal Reserve Bank of Richmond.

A secondary offering of the common stock of MainStreet BankShares, Inc. has provided the funds for the capitalization of Franklin Community Bank, N.A. The secondary offering has been extended to December 31, 2002. The holding company filed a registration on Form SB-2 with the Securities and Exchange Commission, which was effective August 24, 2001 for the secondary offering. An amendment to the prospectus was filed October 29, 2002.


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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  December 20, 2002              /s/ C. R. McCullar
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                                      C. R. McCullar
                                      President and CEO


Date:  December 20, 2002              /s/ Brenda H. Smith
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                                      Brenda H. Smith
                                      Executive Vice President/CFO/
                                      Corporate Secretary







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